UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 7, 2017

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2103 CityWest Blvd., Bldg. 4, Suite 800 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(346) 241-3400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 7, 2017, American Midstream Partners, LP (“AMID”) entered into Amendment No. 2 (the “Purchase Agreement Amendment”) to that certain Securities Purchase Agreement, dated as of October 31, 2016, by and between AMID and Magnolia Infrastructure Holdings, LLC (as amended, the “Purchase Agreement”), effective as of August 31, 2017. The Purchase Agreement provides that if any Series D Convertible Preferred Units representing limited partnership interests in AMID (“Series D Units”) are outstanding on a specified date (the “Determination Date”), then AMID shall be required to issue a Warrant to Magnolia Infrastructure Holdings, LLC. The Purchase Agreement Amendment extends the Determination Date from August 31, 2017 to October 2, 2017. The foregoing description of the Purchase Agreement Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference. Any capitalized terms not defined herein are defined in the Purchase Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2017, AMID entered into Amendment No. 6 (the “LPA Amendment”) to its Fifth Amended and Restated Agreement of Limited Partnership (as amended, the “Partnership Agreement”), effective as of August 31, 2017. The LPA Amendment amends certain definitions to reflect the extension of the Determination Date described in Item 1.01 of this Current Report. The foregoing description of the LPA Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the LPA Amendment, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 6 to the Fifth Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP, dated September 7, 2017 and effective as of August 31, 2017.

10.1	Amendment No. 2 to the Securities Purchase Agreement, dated as of October 31, 2016, by and between AMID and Magnolia Infrastructure Holdings, LLC, dated September 7, 2017 and effective as of August 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

By:	AMERICAN MIDSTREAM GP, LLC
its General Partner

	By:	/s/ Eric Kalamaras
		Name:	Eric Kalamaras
		Title:	Senior Vice President and Chief Financial Officer

September 11, 2017

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